================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
[X]  Definitive Proxy Statement              Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            SILICON VALLEY RESEARCH
                            6360 San Ignacio Avenue
                              San Jose, CA 95119
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                         SILICON VALLEY RESEARCH, INC.
                            6360 San Ignacio Avenue
                               San Jose, CA 95119

                                                               November 15, 2000

To Our Shareholders:

   You are cordially invited to attend the Annual Meeting of Shareholders of SILICON VALLEY RESEARCH, INC. on Friday, December 15, 2000, at the Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California, at 11:00 a.m., Pacific Standard Time.

   The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. Also enclosed is a copy of the 2000 SILICON VALLEY RESEARCH, INC. Annual Report, which includes audited financial statements and certain other information.

   It is important that you use this opportunity to take part in the affairs of SILICON VALLEY RESEARCH, INC. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

   We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /S/ ROBERT R. ANDERSON

                                          Robert R. Anderson
                                          Chairman of the Board of Directors

Enclosures

                         SILICON VALLEY RESEARCH, INC.
                            6360 San Ignacio Avenue
                               San Jose, CA 95119

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on December 15, 2000

                               ----------------

Dear Shareholders:

   You are invited to attend the Annual Meeting of Shareholders of SILICON VALLEY RESEARCH, INC. (the "Company"), which will be held at 11:00 a.m. Pacific Standard Time, on Friday, December 15, 2000, at the Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California, for the following purposes:

  1. To elect two directors of the Company to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their earlier resignation or removal.

  2. To approve an amendment to the Company's 1988 Stock Option Plan that eliminates the per optionee annual limit of 250,000 shares.

  3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Shareholders of record of the Company's Common Stock at the close of business on November 7, 2000 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /S/ ROBERT R. ANDERSON

                                          Robert R. Anderson
                                          Chairman

San Jose, California
November 15, 2000


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                PROXY STATEMENT

                               November 15, 2000

   The accompanying proxy is solicited on behalf of the Board of Directors of SILICON VALLEY RESEARCH, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, December 15, 2000, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is November 15, 2000, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

                              GENERAL INFORMATION

   Annual Report. An annual report for the fiscal year ended March 31, 2000 is enclosed with this Proxy Statement.

   Voting Securities. Only shareholders of record as of the close of business on November 7, 2000 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 37,635,452 shares of common stock, no par value ("Common Stock") of the Company issued and outstanding. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

   Shareholders have cumulative voting rights in the election of directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. A shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes. Management is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is invoked.

   Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. In addition, the Company will solicit shareholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

   Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

   Stock Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information as of October 31, 2000, with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding

Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) the persons named in the Summary Compensation Table below and
(iv) all executive officers and directors of the Company as a group.

 Name and Address of
      Beneficial
 Owner or Identity of                        Amount and Nature        Percent
        Group                            of Beneficial Ownership(1) of Class(2)
 --------------------                    -------------------------- -----------
J.F. Shea Co., Inc.(3), ................         7,853,890             20.4
 655 Brea Canyon Road
 Walnut, CA 91789

James O. Benouis(4), ...................         2,765,751              7.2
 7608 Highway 71 West, Suites C & D
 Austin, TX 78735

David G. Arscott(5), ...................         2,575,949              6.8
 1550 El Camino Real, Suite 275
 Menlo Park, CA 94025

Robert R. Anderson(6), .................         1,333,991              3.5
 6360 San Ignacio Avenue
 San Jose, CA 95119

All executive officers and directors as
 a group(7) (3 persons).................         6,675,691             17.2

--------
(1) Unless otherwise indicated below, each person or entity named in the table has sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

(2) Percentage of ownership is based on 37,635,452 shares of Common Stock outstanding on October 31, 2000.

(3) Includes 839,000 shares subject to warrants exercisable within 60 days of October 31, 2000 held by J.F. Shea Co., Inc. ("JFSCI"), 7,258 shares held by Peter O. Shea, Vice President and Director of JFSCI, and 7,258 shares held by John F. Shea, President and Director of JFSCI. Also includes 459,258 shares held by the E&M RP Trust (of which Mr. Edmund H. Shea, Jr., Vice President and Director of JFSCI, is trustee).

(4) Includes 629,996 shares subject to options exercisable within 60 days of October 31, 2000.

(5) Includes 811,274 shares and 67,568 shares subject to warrants exercisable within 60 days of October 31, 2000 held by Compass Chicago Partners, L.P., 88,142 shares and 13,514 shares subject to warrants exercisable within 60 days of October 31, 2000 held by Compass Management Partners, L.P. and 1,419,342 shares and 135,136 shares subject to warrants exercisable within 60 days of October 31, 2000 held by Compass Technology Partners, L.P. Mr. Arscott is a General Partner of Compass Chicago Partners, L.P., Compass Management Partners, L.P. and Compass Technology Partners, L.P. Mr. Arscott disclaims beneficial ownership of the portion of the shares and warrants that exceeds his proportionate interest in the limited partnerships. Also includes 24,098 shares and 16,875 shares subject to options exercisable within 60 days of October 31, 2000 held directly by Mr. Arscott.

(6) Includes 70,000 shares held in trusts of which Mr. Anderson is trustee, including 12,500 shares held by the Robert K. Anderson Trust, 12,500 shares held by the Sharon Davidson Trust, 10,000 shares held by the Steven Davidson Trust and 35,000 shares held by the Timothy R. Anderson Trust. Also includes 105,000 shares subject to warrants exercisable within 60 days of October 31, 2000 and 245,416 shares subject to options exercisable within 60 days of October 31, 2000 held directly by Mr. Anderson.

(7) Includes 892,287 shares subject to options exercisable within 60 days of October 31, 2000 and 321,218 shares subject to warrants exercisable within 60 days of October 31, 2000.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The Company's directors are elected annually to serve until the next annual meeting of shareholders and thereafter until their successors are elected and are qualified. The Bylaws of the Company authorize a flexible number of directors ranging from five to nine. Within this range, the authorized number of directors is currently set at five. At the 1999 Annual Meeting of Shareholders, four directors were elected to serve on the Company's Board of Directors (the "Board") and there was one vacancy. In February 2000, David Knight resigned from his position on the Board, and Robert R. Anderson has indicated that he does not intend to stand for reelection to the Board at the Annual Meeting. Management has nominated two persons for election as director, therefore, unless additional persons are nominated and elected, there will be three vacancies on the Board. Management is leaving the vacancies to be filled by the Board with suitable candidates in the future, and believes that at least one such candidate will be selected as soon as possible after the Annual Meeting.

   Unless otherwise directed by shareholders, the proxyholders will vote all shares represented by proxies held by them for the election of the following nominees. The Company is advised that all of the nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxyholders will refrain from voting for the unavailable nominee and will vote for a substitute nominee for the office of director as the Board may recommend. If a quorum is present and voting, the four nominees for director receiving the highest number of votes will be elected directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority, i.e. "broker non-votes", will be counted as present for purposes of determining if a quorum is present.

Directors/Nominees

   The names of the nominees to the Board and their respective ages are as follows:

     Name                                                    Age Director Since
     ----                                                    --- --------------
     James O. Benouis.......................................  32   April 1998
      President and CEO
     David G. Arscott(1)(2).................................  56    June 1999

--------
(1) Member of Audit Committee
(2) Member of Compensation Committee

   James O. Benouis became President and Chief Operating Officer of the Company in March 1998 and was appointed Chief Executive Officer in August 1998. Mr. Benouis came to the Company from Quality I.C. Corporation ("QIC"), an integrated circuit design services company based in Austin, Texas, which was acquired by the Company in March 1998, where he was President from 1995 to 1998. While at QIC, his roles included project leadership for all IC design projects, software enhancements and daily business operation management. He holds a degree in Electrical Engineering from the University of Texas.

   David G. Arscott is General Partner and Co-Founder of Compass Technology Partners which invests in public and private technology companies. He began his career with Citicorp Venture Capital Limited and in 1973 opened its West Coast office. In 1978, Mr. Arscott co-founded Arscott Norton & Associates which formed three venture capital funds. He is a director and past Chairman of Lam Research Corporation and a director of Cyberstate University. He has formerly served as President and Director of the Western Association of Venture Capitalists. Mr. Arscott earned his B.A. degree from the College of Wooster and his MBA from the University of Michigan.

Board Meetings and Committees

   The Board met one time during the fiscal year ended March 31, 2000. Each director attended the meeting.

   Standing committees of the Board include an Audit Committee and a Compensation Committee. The Audit Committee recommends engagement of the Company's independent accountants, reviews the scope of the audit, considers comments made by the independent accountants and reviews the non-audit services provided by the Company's independent accountants. During fiscal 2000, Robert R. Anderson, David G. Arscott, and David Knight served as members of the Audit Committee and Robert R. Anderson and David G. Arscott are the current members of the Audit Committee.

   The Compensation Committee reviews and sets the level of cash and other remuneration for the executive officers of the Company, subject to approval by the Board. At various times during fiscal 2000, Robert R. Anderson, David G. Arscott, and David Knight served as members of the Compensation Committee. Robert R. Anderson and David G. Arscott are the current members of the Compensation Committee.

                                PROPOSAL NO. 2

                      AMENDMENT TO 1988 STOCK OPTION PLAN

   The 1988 Stock Option Plan (the "1988 Plan") was adopted by the Board on May 16, 1988 and was approved by the Company's shareholders on August 23, 1988. The 1988 Plan initially provided for the issuance of options to purchase up to 300,000 shares of Common Stock, plus any shares that were or that became available for issuance under the Company's 1984 Employee Stock Option Plan, which expired in August 1989. Options to purchase 375,976 shares became available for issuance under the former 1984 Employee Stock Option Plan. To the extent that any outstanding option under the 1988 Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised become available for future grants under the 1988 Plan. An amendment to the 1988 Plan to increase by 320,000 the number of shares reserved for issuance thereunder and to make certain changes required by the California Department of Corporations was approved by the Board on March 22, 1993 and by the Company's shareholders on August 26, 1993. An amendment to the 1988 Plan to increase by 250,000 the number of shares reserved for issuance thereunder was approved by the Board on May 16, 1994 and by the Company's shareholders on September 8, 1994. An amendment to the 1988 Plan to increase by 500,000 the number of shares reserved for issuance thereunder was approved by the Board on July 24, 1995 and by the Company's shareholders on September 6, 1995. An amendment to the 1988 Plan to increase by 1,000,000 the number of shares reserved for issuance thereunder was approved by the Board on May 15, 1996 and by the Company's shareholders on September 19, 1996. An amendment to extend the term of the 1988 Plan until May 16, 2008 and to increase by 1,000,000 the number of shares reserved for issuance thereunder was approved by the Board on June 6, 1997 and by the Company's shareholders on September 4, 1997. An amendment to the 1988 Plan to increase by 2,000,000 the number of shares reserved for issuance thereunder was approved by the Board on April 21, 1998 and by the Company's shareholders on September 2, 1998. Accordingly, a total of 5,745,976 shares have been reserved for issuance under the 1988 Plan and as of October 31, 2000, there were 2,453,830 shares available for future grants under the 1988 Plan. As of October 31, 2000, options to purchase 2,775,748 shares were outstanding under the 1988 Plan, with exercise prices ranging from $0.135 to $6.50, a weighted average exercise price of $0.3264, and expiration dates ranging from August 2, 2010 to August 7, 2010 and approximately 25 persons were eligible to participate in the 1988 Plan.

   In October 2000, the Board amended the 1988 Plan, subject to shareholder approval, to eliminate the 250,000 shares per optionee annual limit. The Board of Directors now seeks shareholder approval of the amendments to the Company's 1988 Plan to eliminate the 250,000 shares per optionee annual limit. The Board believes that the ability to grant options for more than 250,000 shares under the Plan will increase its ability to attract and retain highly qualified management employees.

   Since each executive officer of the Company is eligible to participate in the 1988 Plan, each such officer has a personal interest in the proposed amendment to the 1988 Plan.

Vote Required and Board of Directors' Recommendation.

   The affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

   The Board of Directors believes that the proposed amendment to eliminate the 250,000 shares per optionee annual limit of the 1988 Stock Option Plan is in the best interests of the shareholders and the Company for the reason stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO ELIMINATE THE 250,000 SHARES PER OPTIONEE ANNUAL LIMIT.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

   The following table sets forth information concerning the compensation paid, for the years indicated below, to the person who served as the Company's Chief Executive Officer during fiscal 2000. No other executive officer of the Company received salary and bonus for fiscal 2000 of at least $100,000.

                           Summary Compensation Table

                          Annual Compensation         Long-Term Compensation
                          -------------------- ------------------------------------
                                               Other Annual             All Other
Name and Principal        Fiscal Salary  Bonus Compensation            Compensation
Position                   Year    ($)    ($)     ($)(1)    Options(#)    ($)(2)
------------------        ------ ------- ----- ------------ ---------- ------------
James O. Benouis.........  2000  182,292    0      --       1,500,000     8,125
  President and            1999  175,000    0      --               0     7,800
  Chief Executive Officer  1998   14,583    0      --         350,000       650

--------
(1) Such Other Annual Compensation did not exceed the lesser of (i) $50,000 or
    (ii) 10% of such executive officer's salary and bonus combined.

(2) All Other Compensation paid to the executive officer was comprised of auto allowances.

                          Option Grants in Fiscal 2000

                                               Percent of
                                              Total Options
                                  Options      Granted to   Exercise
                                  Granted     Employees in    Price   Expiration
                                (shares)(#)    Fiscal 2000  ($/Sh)(1)    Date
                                -----------   ------------- --------- ----------
James O. Benouis...............    250,000(2)        8%      0.1350    10/27/09
                                 1,250,000(3)       49%      0.1350    10/27/09

--------
(1) All options have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(2) Incentive Stock Option granted under the Company's 1988 Stock Option Plan. Options become exercisable as the underlying shares vest. 31,250 shares vest monthly for 8 months commencing one month from date of grant, October 27, 1999. See also "Employment Agreements and Change-in-Control Arrangements."

(3) Non-qualified Stock Option granted outside of the Company's 1988 Stock Option Plan. Options become exercisable as the underlying shares vest. 31,250 shares vest monthly for 40 months commencing nine months from date of grant, October 27, 1999. See also "Employment Agreements and Change-in-Control Arrangements." The shares underlying this option are not registered for resale under the Securities Act of 1933. However, the Company plans to file a Registration Statement on Form S-8 to register the shares.

                        Fiscal Year End Option Values(1)

                        Number of Securities            Value of Unexercised
                       Underlying Unexercised           In-the-Money Options
                    Options at Fiscal Year End(#)       at Fiscal Year End($)
                    -------------------------------   -------------------------
Name                 Exercisable     Unexercisable    Exercisable Unexercisable
----                -------------   ---------------   ----------- -------------
James Benouis......         296,245         1,553,755   94,804       694,871

--------
(1) There were no exercises of options to purchase the Company's Common Stock by the persons named in the Summary Compensation Table during fiscal 2000.

   The calculation of the value of unexercised in-the-money options at year end is based on a per share fair market value of the Company's common stock equal to $0.64 at March 31, 2000, the closing price on that date as reported by the National Quotation Bureau's OTC Market Report. The Company's Common Stock is traded on the OTC Bulletin Board.

Director Compensation

   Directors received no fee for serving as directors in fiscal 2000. Each of the Company's non-employee directors is eligible to receive options under the Company's 1990 Directors' Stock Option Plan, the terms of which are described below.

Employment Agreements and Change-in-Control Arrangements

   Under the Company's 1988 Stock Option Plan, in the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of transactions in which 50% or more of the then outstanding voting stock is sold or otherwise transferred to a single transferee or group of related transferees, or the sale of all or substantially all of the assets of the Company, any or all outstanding options may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all optionees. In the alternative, the successor corporation may substitute equivalent options or provide substantially similar consideration to optionees as was provided to shareholders (after taking into account the existing provisions of the options). The successor corporation may also issue, in place of outstanding shares of the Company held by the optionee, substantially similar shares or other property subject to repurchase restrictions no less favorable to the optionee.

   Under the Company's 1990 Directors' Stock Option Plan, in the event of a Transfer of Control (as defined in the Directors' Plan) of the Company, any unexercisable or unvested portion of outstanding options will be immediately exercisable and vested in full as of the date 10 days prior to the date of the Transfer of Control. In addition, the Board of Directors of the Company, in its sole discretion, may arrange for the acquiring corporation to either assume the Company's rights and obligations under outstanding options or substitute substantially equivalent options for the acquiring corporation's stock for outstanding options. Any options which are neither assumed or substituted by the acquiring corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control will terminate and cease to be outstanding as of the date of the Transfer of Control.

Certain Transactions

   On October 13, 2000, the Company issued a Warrant Reduction Offer (the "Offer") to investors who held warrants to purchase shares of SVR Common Stock ("Warrants") at an exercise price of $0.37 per share (the "$0.37 Warrants"). Under the Offer, such investors would be able to exercise the $0.37 Warrants at a reduced price of either $0.175 per share or $0.155 per share. Investors who exercised at the $0.155 price would be prohibited from selling the shares acquired from the exercise for 60 days commencing from the exercise date. Investors who exercised at the $0.175 price would have no restrictions on the sale of the underlying shares. The Offer expired on Friday, October 20, 2000. 1,341,220 warrants were exercised at $0.155 per share and 248,729 warrants were exercised at $0.175 per share, raising approximately $250,000. One officer/director of the Company, one affiliate of a Company director and one 10% shareholder participated in the Offer as follows:

    J.F. Shea Co., Inc., a 10% shareholder of the company, exercised 872,093 warrants at $0.155 per share.

    Robert R. Anderson, an officer and director of the Company, exercised 77,629 warrants at $0.155 per share.

    David G. Arscott, a director of the Company, exercised 113,367 warrants at $0.155 per share for Compass Technology Partners, L.P., 55,228 warrants at $0.155 per share for Compass Chicago Partners, L.P. and 5,552 warrants at $0.155 per share for Compass Management Partners, L.P. Mr. Arscott is a General Partner of Compass Technology Partners, L.P., Compass Management Partners, L.P. and Compass Chicago Partners, L.P.

   In June and July 1999, the Company undertook a subordinated debt financing comprised of promissory notes ("Notes") and Warrants. The Notes are three-year notes with an aggregate principal amount of $1,000,000, including second closing Notes as described below. The Notes earn simple interest at a rate of ten percent per year. The Company issued an aggregate of 8,000,000 Warrants at $0.01 per Warrant, including second closing Warrants as described below. Each Warrant will purchase one share of Common Stock at the exercise price of $0.125 per share, and has an expiration date of June 16, 2004.

   This financing transaction was comprised of two closings. The first closing took place on June 7, 1999. Five of the investors were 5% shareholders, officers or directors at the time of the offering and participated in the offering, as follows:

    J.F. Shea Co., Inc., a 10% shareholder of the Company, purchased a $250,000 Note and 2,000,000 Warrants.

    Bay Area Micro-Cap Fund, L.P., a 10% shareholder of the Company, purchased a $100,000 Note and 800,000 Warrants.

    David G. Arscott, a director and 5% shareholder of the Company, purchased a $50,000 Note and 400,000 Warrants for Compass Technology Partners, L.P., and a $50,000 Note and 400,000 Warrants for Compass Chicago Partners, L.P. Mr. Arscott is a General Partner of Compass Technology Partners, L.P., and Compass Chicago Partners, L.P.

    Roy L. Rogers, a 5% shareholder of the Company, purchased a $50,000 Note and 400,000 Warrants for the Rogers Family Trust.

    Robert R. Anderson, an officer and director of the Company, purchased a $50,000 Note and 400,000 Warrants.

   The second closing was scheduled to close on July 15th, but the closing was postponed until the Company reached a Workout Agreement through the Credit Managers Association. The Workout Agreement was reached and the closing occurred on September 24, 1999 Six of the investors in this closing were 5% shareholders, officers or directors at the time of the offering and participated in the offering, as follows:

    J.F. Shea Co., Inc., a 10% shareholder of the Company, purchased a $80,000 Note and 640,000 Warrants.

    Bay Area Micro-Cap Fund, L.P., a 10% shareholder of the Company, purchased a $60,000 Note and 480,000 Warrants.

    David G. Arscott, a director and 5% shareholder of the Company, purchased a $15,740.74 Note and 125,926 Warrants for Compass Technology Partners, L.P., a $15,740.74 Note and 125,926 Warrants for Compass Chicago Partners, L.P and a $5,925.92 Note and 47,407 Warrants for Compass Management Partners, L.P. Mr. Arscott is a General Partner of Compass Technology Partners, L.P., Compass Chicago Partners, L.P. and Compass Management Partners, L.P.

    Roy L. Rogers, a 5% shareholder of the Company, purchased a $25,000 Note and 200,000 Warrants for the Rogers Family Trust.

    Robert R. Anderson, an officer and director of the Company, purchased a $10,000 Note and 80,000 Warrants.

    James O. Benouis, an officer and director of the Company, purchased a $46,296.30 Note and 370,370 Warrants.

Independent Public Accountants

   Members of the firm of Moss Adams LLP, the Company's principal accountants for the current fiscal year, and for the most recently completed fiscal year, are invited to the Annual Meeting and are expected to attend. They will have an opportunity, if they so desire, to make a statement and will be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all reports they file under Section 16(a).

   To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the fiscal year ended March 31, 2000 with the exception of Form 4's for February 2000 for Robert R. Anderson, James O. Benouis, David G. Arscott and J.F. Shea Co., Inc. that were filed with the SEC one day past the due date.

Changes to Benefit Plan

   The Company has proposed the approval of an amendment to the Company's 1988 Stock Option Plan to eliminate the 250,000 shares per optionee annual limit. Grants under the 1988 Plan are made at the discretion of the Compensation Committee or the Board of Directors. Accordingly, future grants under the 1988 Plan are not yet determinable.

                     SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

   Proposals of shareholders intended to be presented at the next Annual Meeting of the Shareholders of the Company must be received at the Company's principal office not later than July 18, 2001, and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting. Notice of a shareholder proposal not submitted for inclusion in the company's proxy statement will be considered untimely if received after July 18, 2001.

                                 OTHER BUSINESS

   The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying notice. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors

                                          /S/ ROBERT R. ANDERSON

                                          Robert R. Anderson
                                          Chairman

Dated: November 15, 2000


    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                         SILICON VALLEY RESEARCH, INC.

                         Annual Meeting Of Shareholders

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert R. Anderson or James O. Benouis, or either of them, as proxies, with full power of substitution, to vote all shares of Silicon Valley Research, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California, on Friday, December 15, 2000, at 11:00 a.m. Pacific Time, and at any adjournment or postponement thereof, hereby ratifying all that said proxy or his substitute may do by virtue hereof, and the undersigned authorizes and instructs said proxy to vote as specified below.

The undersigned hereby acknowledges receipt of: (1) Notice of Annual Meeting of Shareholders to be held on December 15, 2000, (2) the accompanying Proxy Statement, and (3) the Annual Report of the Company for the fiscal year ended March 31, 2000.

           (Continued and to be dated and signed on the other side.)

                        Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                         SILICON VALLEY RESEARCH, INC.


                               December 15, 2000




           The shares represented hereby will be voted as specified.
 If no specification is made, such shares will be voted FOR proposals 1 and 2.



[X]  Please mark your
     votes as in this
     example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                              For     Withheld Nominees:
1.  Election of Directors     [_]            [_]           James O. Benouis
                                                           David G. Arscott

For all nominees except as noted below.

_____________________________________________________________________________

                                                         For   Against  Abstain
2.  To approve an amendment to the Company's 1988        [_]     [_]      [_]
    Stock Option Plan

3. To transact such other business as may properly come before the meeting or any adjournment thereof.


Mark here for change of address and note at left.                         [_]

Mark here if you plan on attending the annual meeting in person.          [_]

Mark here if you do not plan on attending the annual meeting in person.   [_]


Signature(s)____________________________________  Dated: ________________, 2000.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.